UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
December 20, 2012
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01    Completion of Acquisition or Disposition of Assets.
Acquisition of Forty-57 at Glasford Apartments
On December 20, 2012 (the “Closing Date”), Steadfast Income REIT, Inc. (the “Company”) acquired a fee simple interest in a 436-unit multifamily residential community located in Lexington, Kentucky, commonly known as Forty-57 at Glasford Apartments (the “Forty 57 Property”), through SIR Forty 57, LLC (“SIR Forty 57”), a wholly-owned subsidiary of the Company’s operating partnership, from RML Construction, LLP, a third-party seller.
SIR Forty 57 acquired the Forty 57 Property for an aggregate purchase price of $52,500,000, exclusive of closing costs. SIR Forty 57 financed the payment of the purchase price for the Forty 57 Property with a combination of (1) proceeds from the Company’s public offering, and (2) a loan in the aggregate principal amount of $38,500,000 (the “Forty 57 Loan”) from PNC Bank, National Association, a national banking association (“PNC”), pursuant to the requirements of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) Capital Markets Execution Program and evidenced by a promissory note dated December 20, 2012 (the “Forty 57 Note”). For additional information on the terms of the Forty 57 Loan, see Item 2.03 below.
The Forty 57 Property was built between 2008 and 2012 and consists of 19 three-story residential buildings on a 27-acre site. The garden-style property is comprised of one, two, and three bedroom apartments that average approximately 1,005 square feet with an average monthly rent of $860. Unit amenities include large contemporary floor plans, private entries, nine-foot ceilings, attached and detached garages, private patios or balconies, storage space, built-in tech centers and bookcases, fiber optic wiring, cable television and high speed internet, contemporary black appliances, breakfast bars, stone back splashes, all wood cabinetry, ceramic tile kitchen and bathroom floors, ceiling fans, walk-in closets, Roman soaking tubs and shower stalls. In addition, select units have stacked washers and dryers and full size washer and dryer hookups. Property amenities at the Forty 57 Property include a clubhouse with computer cafe, Wi-Fi and coffee bar, community room with kitchen and large screen television, two resort-style outdoor pools with sundeck, executive conference room, state of the art fitness center, movie theatre, volleyball court, putting green, self-serve car wash area, picnic area with barbecue grills, professional landscaping and ample green space. As of December 19, 2012, the Forty 57 Property was approximately 88% occupied.
An acquisition fee of approximately $1,058,000 was earned by Steadfast Income Advisor, LLC, the Company’s advisor (the “Advisor”), in connection with the acquisition of the Forty 57 Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Management of the Forty 57 Property
On the Closing Date, SIR Forty 57 and Steadfast Management Company, Inc. (“Steadfast Management”) entered into a Property Management Agreement (the “Forty 57 Management Agreement”), pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Forty 57 Property. Pursuant to the Forty 57 Management Agreement, SIR Forty 57 will pay Steadfast Management a monthly management fee in an amount equal to 2.5% of the Forty 57 Property’s gross collections (as defined in the Forty 57 Management Agreement) for each month. The Forty 57 Management Agreement has an initial term that expires on December 20, 2013 and will continue thereafter on a month-to-month basis unless either party gives sixty (60) days prior written notice of its desire to terminate the Forty 57 Management Agreement. SIR Forty 57 may terminate the Forty 57 Management Agreement at any time upon thirty (30) days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Forty 57 Management Agreement due to a material breach of the other party’s obligations under the agreement that remains uncured for thirty (30) days after notification of such breach.
The material terms of the Forty 57 Management Agreement described herein are qualified in their entirety by the Forty 57 Management Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by referenced into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Forty 57 Loan
In connection with the acquisition of the Forty 57 Property, SIR Forty 57 borrowed $38,500,000 from PNC pursuant to the Forty 57 Note and the Multifamily Loan and Security Agreement by and between SIR Forty 57 and PNC (the “Forty 57 Loan Agreement”). The Forty 57 Loan has a maturity date of January 1, 2023 (the “Maturity Date”). SIR Forty 57 paid a loan origination fee of $231,000 to PNC in connection with the Forty 57 Loan.
Interest on the outstanding principal balance of the Forty 57 Loan will accrue at a rate of 3.73% per annum (the “Interest Rate”), and a monthly payment of interest in the amount of $3,989 multiplied by the number of days in the month will be due and payable on the first day of each month, commencing February 1, 2013 until January 1, 2015. A monthly payment of principal and interest in the amount of $177,863 will be due and payable on the first day of each month commencing on February 1, 2015 until the Maturity Date. The entire outstanding principal balance of the Forty 57 Loan, plus any accrued and unpaid interest thereon, is due and payable in full on the Maturity Date. So long as any monthly payment or any other amount due under the Forty 57 Loan remains past due for thirty (30) days or more, interest will accrue on the unpaid principal balance of the Forty 57 Loan at a rate equal to the lesser of (1) the Interest Rate plus 4.0% or (2) the maximum interest rate which may be collected by PNC under applicable law. So long as any payment due under the Forty 57 Loan is not received by PNC within ten days after such payment is due, SIR Forty 57 will pay to PNC, immediately and without demand by PNC, a late charge equal to 5.0% of the amount of the payment due. SIR Forty 57 may voluntarily prepay all, but not less than all, of the unpaid principal balance of the Forty 57 Loan and all accrued interest thereon and other sums due to PNC under the Forty 57 Loan on a date when a monthly installment is due during the term of the Forty 57 Loan, provided that SIR Forty 57 must provide PNC with at least thirty (30) days prior written notice of such prepayment. SIR Forty 57 must also pay a prepayment fee to PNC, calculated in accordance with the terms of the Forty 57 Note, in connection with any voluntary prepayment of the Forty 57 Loan. The terms of prepayment of the Forty 57 Loan vary depending on whether or not the Forty 57 Loan has been assigned to a Real Estate Mortgage Investment Conduit (REMIC) trust.
The performance of the obligations of SIR Forty 57 under the Forty 57 Loan are secured by a Multifamily Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement by SIR Forty 57 for the benefit of PNC with respect to the Forty 57 Property (the “Forty 57 Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, SIR Forty 57 assigned all of its rights, title and interests in the Forty 57 Management Agreement to PNC upon an event of default under any of the Forty 57 Loan Documents (defined below).

Pursuant to the Forty 57 Note, SIR Forty 57 will have no personal liability under the Forty 57 Note, the Forty 57 Loan Agreement, the Forty 57 Mortgage or any other loan document (collectively, the “Forty 57 Loan Documents”) for the repayment of the principal and interest and any other amounts due under the Forty 57 Loan Documents (the “Indebtedness”) or for the performance of any other obligations under the Forty 57 Loan Documents; provided, however, that SIR Forty 57 will be personally liable to PNC for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by PNC as a result of, among other events, (1) failure of SIR Forty 57 to pay to PNC upon demand after an event of default all rents and security deposits to which PNC is entitled under the Forth 57 Loan Documents, (2) failure of SIR Forty 57 to apply all insurance proceeds and condemnation proceeds as required by the Forty 57 Loan Documents, (3) failure of SIR Forty 57 to comply with the provisions of the Forty 57 Loan Documents relating to the delivery of books and records in connection with the Forty 57 Property following an even of default or statements, schedules and reports required by the Forty 57 Loan Agreement, (4) failure to pay water and sewer charges and assessments or other charges that could become a lien on the Forty 57 Property, (5) willful act of material waste of the Forty 57 Property, (6) failure of SIR Forty 57 to comply with the single purpose entity requirements as described in the Forty 57 Loan Agreement, or (7) certain prohibited transfers in connection with the Forty 57 Property. In addition, SIR Forty 57 will be personally liable to PNC for the repayment of all Indebtedness, and the Forty 57 Loan will be fully recourse to SIR Forty 57, upon the occurrence of, among other events, (1) fraud or written material misrepresentation by SIR Forty 57, the Company or any officer, director, partner, member or employee of SIR Forty 57 or the Company in connection with the Indebtedness or any request for any action or consent by PNC, (2) SIR Forty 57’s acquisition of any real property other than the Forty 57 Property or operation of any business other than the management of the Forty 57 Property and the failure of SIR Forty 57 to comply with the single purpose entity requirements described in the Forty 57 Loan Agreement, (3) certain prohibited transfers in connection with the Forty 57 Property, and (4) certain bankruptcy and insolvency events with respect to SIR Forty 57.
In connection with the Forty 57 Loan, the Company absolutely, unconditionally and irrevocably guaranteed to PNC the full and prompt payment when due of all amounts for which SIR Forty 57 is personally liable under the Forty 57 Note and all costs and expenses in enforcing PNC’s rights under the Guaranty.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On December 27, 2012, the Company distributed a press release announcing the completion of the acquisition of the Forty 57 Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
See Paragraph (a) above.

(d) Exhibits
Exhibit    Description

10.1
Purchase and Sale Agreement and Joint Escrow Instructions, dated November 5, 2012, by and between Steadfast Asset Holdings, Inc., RML Construction, LLP and Chicago Title Insurance Company, in its capacity as Escrow Officer, and acknowledged and agreed to by Forty/57, LLC

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of December 10, 2012, by and between Steadfast Asset Holdings, Inc. and RML Construction, LLP

10.3	Assignment and Assumption of Purchase Agreement, dated as of December 20, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Forty 57, LLC

10.4	Property Management Agreement, dated as of December 20, 2012, by and between Steadfast Management Company, Inc. and SIR Forty 57, LLC

10.5	Multifamily Note, effective as of December 20, 2012, by SIR Forty 57, LLC, in favor of PNC Bank, National Association

10.6	Multifamily Loan and Security Agreement, dated as of December 20, 2012, by and between SIR Forty 57, LLC and PNC Bank, National Association

10.7	Multifamily Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of December 20, 2012, by and among SIR Forty 57, LLC and PNC Bank, National Association

10.8	Guaranty, dated as of December 20, 2012, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

99.1	Press Release, dated December 27, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	December 27, 2012	By:	/s/ Ella Shaw Neyland
Ella Shaw Neyland
President

EXHIBIT INDEX

Exhibit    Description

10.1
Purchase and Sale Agreement and Joint Escrow Instructions, dated November 5, 2012, by and between Steadfast Asset Holdings, Inc., RML Construction, LLP and Chicago Title Insurance Company, in its capacity as Escrow Officer, and acknowledged and agreed to by Forty/57, LLC

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of December 10, 2012, by and between Steadfast Asset Holdings, Inc. and RML Construction, LLP

10.3	Assignment and Assumption of Purchase Agreement, dated as of December 20, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Forty 57, LLC

10.4	Property Management Agreement, dated as of December 20, 2012, by and between Steadfast Management Company, Inc. and SIR Forty 57, LLC

10.5	Multifamily Note, effective as of December 20, 2012, by SIR Forty 57, LLC, in favor of PNC Bank, National Association

10.6	Multifamily Loan and Security Agreement, dated as of December 20, 2012, by and between SIR Forty 57, LLC and PNC Bank, National Association

10.7	Multifamily Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of December 20, 2012, by and among SIR Forty 57, LLC and PNC Bank, National Association

10.8	Guaranty, dated as of December 20, 2012, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

99.1	Press Release, dated December 27, 2012